UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 16, 2007
A.C. Moore Arts & Crafts, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-23157	22-3527763

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 A.C. Moore Drive, Berlin, NJ	08009

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (856) 768-4930
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 22, 2007, A.C. Moore Arts & Crafts, Inc. (the “Company”) issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2007, the Company’s Board of Directors appointed Neil A. McLachlan and Thomas S. Rittenhouse to serve as directors of the Company effective as of that date. Mr. McLachlan will serve as a Class B director to hold office until the 2007 annual meeting of shareholders. Mr. Rittenhouse will serve as a Class A director to hold office until the 2009 annual meeting of shareholders. Mr. McLachlan has been named to serve on the Nominating and Corporate Governance Committee of the Board of Directors. Mr. Rittenhouse has been named to serve on the Board’s Audit Committee. Their committee appointments are effective as of February 18, 2007.
On February 19, 2007, Richard J. Bauer, Richard J. Drake and Richard G. Lesser, members of the Company’s Board of Directors, each retired effective as of that date.
On February 19, 2007, the Company’s Board of Directors adopted the 2007 Annual Incentive Plan (the “2007 Incentive Plan”) for the Company’s officers. Participants in the 2007 Incentive Plan are eligible to receive a cash payment of a percentage multiple of base salary depending on both the Company’s performance related to pre-tax income targets and the individual’s achievement of pre-set financially measurable performance goals. For the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, the 2007 Incentive Plan provides for cash payment of a percentage multiple of base salary depending solely on the Company’s performance related to pre-tax income targets. The pre-tax income targets and individual performance goals are based on the Company’s budget and operating plan approved by the Board. Outside compensation consultants assisted the Compensation Committee and the Board in developing the 2007 Incentive Plan.

Item 7.01	Regulation FD Disclosure.
On February 22, 2007, the Company issued a press release announcing the above-described changes to the Board of Directors. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued February 22, 2007.

99.2	Press release issued February 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. MOORE ARTS & CRAFTS, INC.
Date: February 22, 2007	By:	/s/ Amy Rhoades
		Name:	Amy Rhoades
		Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release issued February 22, 2007.

99.2	Press release issued February 22, 2007.